Exhibit 10.39

Execution Version

Share Purchase Deed

Ogier Employee Benefit Trustee Limited

and

Markit Group Holdings Limited

and

The Sellers

For the sale and purchase of Shares in the

Capital of Markit Group Holdings Limited

30 August 2012

THIS DEED is made the 30 day of August 2012

BETWEEN:

(1)	OGIER EMPLOYEE BENEFIT TRUSTEE LIMITED (No. 78262), a company incorporated in Jersey whose registered office is at Ogier House, The Esplanade, St Helier, Jersey JE4 9WG in its capacity as trustee of the Markit Group Holdings Limited Employee Benefit Trust (the “Buyer”);

(2)	MARKIT GROUP HOLDINGS LIMITED (No. 06240773) whose registered office is at 4th floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY (the “Company”); and

(3)	THE SELLERS whose names are set out in schedule 1 (the “Sellers”) and “Seller” shall mean any one of them as the context dictates.

WHEREAS:

(A)	By a trust deed dated 27 January 2010 (the “Trust Deed”) made between the Company and the Buyer, a trust known as the Markit Group Holdings Limited Employee Benefit Trust (the “Trust”) was established under which the Buyer in its capacity as trustee of the Trust holds the property of the Trust upon discretionary trusts for the Beneficiaries (as defined in the Trust Deed).

(B)	The Company is undertaking a Liquidity Event (as defined below) pursuant to which the Buyer will purchase Shares from the Sellers upon the terms and subject to the conditions of this deed.

THE PARTIES AGREE AS FOLLOWS:

1.	DEFINITIONS

In this deed the following expressions shall bear the following meanings unless the context otherwise requires:

“Articles” means the articles of association of the Company (as amended from time to time);

“Business Day” means a day (excluding Saturdays and Sundays) on which banks generally are open in London, Jersey and New York for the transaction of normal banking business;

“Completion” means the completion of this deed in accordance with clause 3 hereof;

“Completion Date” means the date on which the Sale Shares are transferred to the Buyer;

“Costs and Expenses” includes without limitation all relevant taxes (including stamp duty, employment related taxes and employees’ social security contributions), the repayment of loans, exercise costs in respect of Options and Fees, which for each Seller, are set out in columns G to K of schedule 1;

“Deferred Consideration” means the total aggregate consideration payable by the Buyer to certain of the Sellers in instalments after Completion for the Sale Shares as set out in schedule 2, excluding the payments of the Initial Consideration and after the deduction of Costs and Expenses;

“Deferred Consideration Payment Dates” means the dates on which Deferred Consideration is paid to the Sellers set out in Schedule 2;

“Encumbrances” means any mortgage, charge (fixed or floating), pledge, lien, security or other third party right or interest (legal or equitable) including any right of preemption, assignment by way of security, reservation of title or any other security interest of any kind however created or arising or any other agreement or arrangement (including a sale and repurchase arrangement) having similar effect or restriction over or in respect of the use of the relevant security or right;

“Escrow Agent” has the meaning set out in the Escrow Deed;

“Escrow Deed” means the escrow instruction deed between the Company, the Sellers, the Buyer and Ashurst LLP in the agreed terms;

“Fees” means the 0.5 per cent charge to be levied on the Sellers by the Company on the Gross Consideration receivable;

“Form of Authority” means the forms of authority in the agreed forms circulated to certain shareholders of the Company and to be completed by those Sellers who wish to sell their Shares pursuant to the terms of this deed and containing the Warranties to the Buyer and the Company on the terms set out in clause 5 herein;

“Gross Consideration” means the total aggregate consideration payable by the Buyer to the Sellers for the Sale Shares calculated in accordance with clause 2.4;

“Initial Consideration” means the total aggregate consideration payable by the Buyer to the Sellers for the Sale Shares on Completion as set out in schedule 1;

“Letter of Wishes” means the letter to the Buyer from the Company in the agreed terms;

“Loan” means the advances made by the Company to the Buyer pursuant to the Loan Agreement;

“loan Agreement” means the loan agreement between the Company and the Trustee dated on or about the date hereof in the agreed terms;

“Liquidity Event” means the transfer of the Sale Shares by the Sellers to the Buyer on the terms of this deed;

“Markit Share Option Plans” means the share option plans of the Company as at the date hereof and from time to time;

“Options” means the options granted to Optionholders which have vested and become exercisable pursuant to the Markit Share Option Plans;

“Optionholders” means the Sellers who are holders of options to acquire Shares pursuant to the Markit Share Option Plans and will exercise Options and sell the resulting Shares in the Liquidity Event;

“Qualifying Shareholders” means the holders of Shares in the Company at the relevant time who are permitted to participate in the Liquidity Event;

“Sale” has the meaning given to it in the Articles;

“Sale Consideration” means the total aggregate sum of the Initial Consideration and the Deferred Consideration, payable by the Buyer to the Sellers for the Sale Shares on or after Completion after the deduction of Costs and Expenses and the other deductions to be made pursuant to the terms of this deed;

“Sale Shares” means the Shares that are to be sold by the Sellers to the Buyer pursuant to this deed as set out in schedule 1;

“Shares” means the voting ordinary and non-voting ordinary shares in the capital of the Company owned by each of the Sellers; and

“Warranties” means the warranties given by each of the Sellers to the Buyer and the Company on the terms set out in clause 5.

2.	SALE AND PURCHASE

2.1	Upon the terms and subject to the conditions of this deed, the Sellers {as legal and beneficial owners) shall sell and the Buyer shall purchase with effect from the Completion Date the Sale Shares with full title guarantee free from any Encumbrances and together with all accrued benefits and rights attaching thereto.

2.2	Upon the terms and subject to the conditions of this deed, at Completion the Company shall use reasonable endeavours to procure the sale by the Sellers of their respective Sale Shares.

2.3	For the avoidance of doubt, the number of Sale Shares to be purchased pursuant to this deed by the Buyer will be determined by the elections made by the Qualifying Shareholders who participate in the Liquidity Event and the appropriate allocations made by the Company in respect thereof.

2.4	The consideration for the sale and purchase of each of the Sale Shares, shall be US$225.65 per Sale Share, before the deduction of Costs and Expenses (the “Gross Consideration”).

2.5	The Sellers irrevocably consent to the deduction of the Costs and Expenses and the withholding of such sums by the Company and/or the Buyer from the Gross Consideration payable to each Seller as set out in schedule 1.

2.6	The Sale Consideration, following the deduction of Costs and Expenses, shall be apportioned between the Sellers in the proportions set out opposite their respective names in schedule 1 and is the aggregate sum of US$484,773,730.91 which shall comprise:

(a)	the Initial Consideration which shall be paid in accordance with clause 3.3; and

(b)	the Deferred Consideration which shall be paid in accordance with clause 3.4.

2.7	In respect of the Costs and Expenses withheld {and as further set out in the Escrow Deed), the Sellers, the Company, and the Buyer agree and acknowledge (as applicable) that:

(a)	the Company will account to HMRC or the relevant taxation authority for any tax deductions and undertake such actions as required to pay any stamp duty (or equivalents) to validly transfer the Safe Shares to the Buyer as soon as is reasonably practicable;

(b)	the Optionholders consent to the Sale Consideration (or the relevant part thereof) owed to them (as indicated in schedule 1) being withheld and used to repay the loan amounts owed by such Optionholders to the Company; and

(c)	the amount of Fees owed by such Seller be withheld and paid to the Company.

2.8	The Sale Shares so purchased shall be registered in the name of the Trustee or a nominee to be designated by the Trustee and held by the Trustee upon the trusts set out in the Trust Deed, subject to the powers and provisions therein contained, for the benefit of the beneficiaries of the Trust.

3.	COMPLETION

3.1	Completion shall occur at the offices of Ashurst LLP following the execution of this deed and on Completion:

(a)	the Company shall deliver to or make available to the Buyer;

(i)	transfers in the appropriate form relating to all the Sale Shares duly executed on behalf of each Seller in favour of the Buyer;

(ii)	duly executed share certificates from the Sellers;

(iii)	share certificates relating to the Sale Shares purchased; and

(iv)	copies of this deed, the Loan Agreement, the Letter of Wishes and the Escrow Deed duly executed by the parties thereto (other than the Buyer);

(b)	the Company shall deliver to the Sellers a note indicating the amount of Deferred Consideration owed and the due dates for payment of such Deferred Consideration; and

(c)	the Buyer shall deliver to the Company copies of this deed, the Loan Agreement, the Letter of Wishes and the Escrow Deed duly executed by the Buyer.

3.2	The Sellers each irrevocably authorise the Company or such other duly appointed person(s) pursuant to the power of attorney granted in the Form of Authority to duly execute and deliver copies of this deed, the Escrow Deed, transfers in the appropriate form relating to the Sale Shares and such other documents as are required to facilitate the transfer of the Sale Shares to the Buyer and to effect the terms set out in this deed.

3.3	As soon as is reasonably practicable following Completion (and as further set out in the Escrow Deed) and upon compliance by the parties with the provisions of clause 3.1 of this deed, the Buyer shall provide for the transfer by CHAPS of the Initial Consideration to the Sellers via the account notified to it by the Company pursuant to the terms of the Escrow Deed.

3.4	The Company will procure that the Deferred Consideration shall be paid to the relevant (Sellers at the time(s) (i.e. the Deferred Consideration Payment Dates) and in the amounts set out in schedule 2 in accordance with the provisions of the Escrow Deed. Notwithstanding the provisions of this clause 3.4, the Company may at its sole discretion notify the Buyer in writing that it wishes, all or any of the Deferred Consideration to be paid at a time in advance of the due dates for payment to the Sellers, in which case the Company shall accelerate payment of the relevant advances to the Buyer under the Loan Agreement. The Company shall notify the Sellers as soon as reasonably practicable in advance if payment of the Deferred Consideration is to be accelerated.

3.5	The Sellers and the Buyer acknowledge and agree that the Deferred Consideration will be an unsecured debt of the Company which may be, at the Company’s sole discretion, subordinated to any finance facility entered into by the Company. Where any subordination or any similar event occurs which may impact on the Company’s ability to make advances to the Buyer under the Loan Agreement, the Company shall notify the Buyer in writing in advance.

3.6	The Company agrees with the Sellers that it will not (without the consent of the Sellers who are owed Deferred Consideration}, until such time as the Deferred Consideration is paid in full pay any dividends to shareholders.

3.7	The Sellers acknowledge and agree that the Buyer shall only be liable to the Sellers for any Sale Consideration due under this deed to the extent that the relevant amounts (to meet in full the payments of the Initial Consideration and Deferred Consideration due to the Sellers) are transferred by the Company to the Buyer pursuant to the terms of the Loan Agreement and the Escrow Deed. In particular and without prejudice to the foregoing, the Sellers acknowledge and agree that the Buyer shall have no liability to the Sellers if the Company fails to pay or makes late or partial payment of any advance due to be paid by the Company to the Buyer under the Loan Agreement.

3.8	The parties hereto each acknowledge and agree that the Sellers recourse in the event of any late, partial or non-payment of the Sale Consideration shall be to the Company.

4.	LIMITED RECOURSE

4.1	The Buyer is entering into this deed solely in its capacity as trustee of the Trust and not otherwise. The Buyer’s liability under this deed is therefore limited at all times to the value of the Sale Consideration and then only to the extent that the amounts of the relevant tranches of Initial Consideration and Deferred Consideration are transferred by the Company to the Buyer pursuant to the terms of the Loan Agreement and the Escrow Deed.

4.2	The Company hereby releases and covenants to indemnify, keep indemnified and hold harmless the Buyer, its successors and assigns and each of its partners, employees, officers and agents and their respective heirs, assigns personal representatives and estates against all actions, proceedings, claims, demands, costs, expenses, loss, damage and liabilities whatsoever and wheresoever arising which they may suffer or incur directly or indirectly in connection with the performance of their obligations under this deed, the Loan Agreement and the Escrow Deed, and whether the same shall be enforceable in law or not and in particular (but without prejudice to the foregoing) all taxes, duties and fiscal impositions (including all interest, costs, charges and expenses or other sums incurred in connection therewith) by the revenue authorities of any government in any part of the world, except any arising out of their respective fraud or wilful default.

4.3	For the avoidance of doubt, the Company and the Sellers shall have no recourse to any assets of the Trust which were held in the trust fund on or prior to the date of this deed or which are subsequently acquired by the Buyer, other than as set out in clause 4.1 above.

4.4	Under no circumstances shall the Buyer be liable for any default of the Escrow Agent in making payments to the Sellers or otherwise under the Escrow Deed, including for the avoidance of doubt, in relation to any late payments.

5.	SELLER WARRANTIES

5.1	The Sellers each severally (and not jointly and severally) warrant to the Buyer and the Company in the following terms as at Completion that:

(a)	he/she is the only legal and beneficial owner of the Sale Shares to be sold by him/her;

(b)	there is no Encumbrance in relation to any of the Sale Shares to be sold by him/her; and that he/she will indemnify the Buyer and the Company against all claims, demands, liabilities, losses, costs, charges and expenses that may be brought against or suffered or incurred by the Buyer and/or the Company arising out of or in connection with its share certificate(s) still being in existence or the issue of a duplicate certificate with respect to its Sale Shares.

(c)	he/she is entitled to transfer or procure the transfer of the full legal and beneficial ownership of the Sale Shares to be sold by him/her to the Buyer on the terms set out in this deed;

(d)

neither the sale by the Seller of his/her Safe Shares as contemplated by this deed, nor the execution, delivery or performance of any of the other documents to which the Seller is or will become a party, the consummation by the Seller of the transactions contemplated thereby, nor the compliance by the Seller with any of the provisions of this deed and/or the other documents to which he/she is or will become a party will, in each case in any material respect result in any breach of any terms, conditions or provisions of any contract or undertaking to which the Seller is a party; and

(e)	there are no proceedings pending or, to the knowledge of the Seller, threatened against the Seller that would reasonably be expected to adversely affect the Seller’s sale of his/her Sale Shares or prevent or materially delay completion thereof. The Seller is not subject to any outstanding order that could materially and adversely affect the Seller’s sale of his/her Sale Shares.

5.2	Each of the Warranties shall be construed as a separate warranty, and (unless expressly c provided to the contrary) shall not be limited by the terms of any of the other Warranties or by any other term of this deed.

5.3	Nothing in this clause 5 shall exclude or limit liability in respect of claims arising directly out of any statements made fraudulently or arising as a direct result of fraudulent concealment by any of the Sellers.

5.4	Save in the case of fraud or fraudulent concealment by a Seller, a Seller shall be under no liability in respect of any claim under the Warranties unless written notice of such claim shall have been served upon the relevant Seller by the Buyer and/or the Company by the earlier of the completion of a sale or listing, or by 5.00 p.m. on the day prior to the date which is six years following the date of this deed and the liability of the relevant Seller for any claim specified in such notice shall absolutely determine and cease if legal proceedings have not been instituted in respect of such claim by the due service of legal proceedings within six months of the date of such written notice (unless the amount payable in respect of the relevant claim has been agreed by the relevant Seller within six months of the date of such written notice). For the purpose of this clause 5.4 legal proceedings shall not be deemed to have been commenced unless they shall have been properly issued and validly served upon the Seller.

5.5	Save in the case of fraud or fraudulent concealment by a Seller, the aggregate liability of each of the Sellers in respect of all claims (including the proper and reasonable costs of recovery in respect of any claim incurred on behalf of the Buyer and/or the Company) whatsoever under this deed shall not in any circumstances exceed the Sale Consideration receivable by that Seller pursuant to this deed and the Escrow Deed.

5.6	If the Buyer and/or the Company (as appropriate) becomes aware of any matter giving rise to any claim under the Warranties, it shall give written notice to the relevant Seller and the Company and/or the Buyer (as appropriate) promptly after it became so aware, specifying the matter in reasonable detail and, so far as reasonably practicable, the nature and amount of the claim under the Warranties.

5.7

Each of the Sellers acknowledges that, immediately following Completion until such time as the transfer(s) of the Sale Shares have been registered in the register of members of the Company in the name of the Buyer, each of the Sellers will hold those Sale Shares registered in his or her name on trust for and as nominee of the Buyer or its nominee(s) and undertakes to hold all dividends and distributions and exercise all voting rights available in respect of those Sale Shares in accordance with the directions of the Buyer or its nominee(s) and if any Seller is in breach of the undertakings contained in this clause that Seller irrevocably authorises the Buyer to appoint some person or persons to execute all instruments or proxies (including consents to short notice) or other documents which the Buyer or its nominee(s) may reasonably require and which may be necessary to enable the Buyer or its nominee(s) to attend and vote at genera! meetings of the Company and to do anything or things necessary to give effect to the rights contained in this clause 5.7.

6.	ASSIGNMENT

6.1	This deed is personal to the parties and no party without the prior written consent of the other parties (a decision in respect of such a consent not to be unreasonably delayed) shall assign, transfer, charge or declare a trust of the benefit of all or any of such party’s obligations nor any benefit arising to it under this deed.

6.2	Any purported assignment, transfer, charging or declaration in contravention of this clause 6 shall be ineffective.

7.	GENERAL

7.1	The terms of this deed (insofar as not performed at Completion and subject as specifically otherwise provided in this deed) shall continue in force after and notwithstanding Completion. The remedies of the Buyer and/or the Company in respect of any breach of the Warranties shall continue to subsist notwithstanding Completion.

7.2	Save as set out in Schedule 1, each of the parties hereto shall bear their own legal, accountancy and other costs, charges and expenses connected with the sale and purchase of the Sale Shares. For the avoidance of doubt, stamp duty, which forms part of the Costs and Expenses, shall be payable and borne by the Sellers as set out in schedule 1.

7.3	This deed (together with the Escrow Instruction Deed, the Loan Agreement and the Letter of Wishes) constitutes the entire agreement between the parties hereto in connection with the subject matter hereof.

7.4	If any provision of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

7.5	Following Completion the Sellers shall from time to time as soon as is reasonably practicable upon reasonable request from the Buyer and/or the Company at their own expense do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the Buyer and/or the Company for the purpose of vesting in the Buyer the full legal and beneficial title to the Sale Shares or otherwise to give the Buyer and/or its nominee(s) the full benefit of this deed, subject to any restriction or limitation in this deed on the extent of any party’s obligations under this deed.

7.6	This deed and the terms of this deed shall be kept strictly confidential by the parties, save for:

(a)	the disclosure by the Company to its shareholders of this deed and the matters contemplated herein; or

(b)	where the parties otherwise consent; or

(c)	for any other legal or regulatory reason or requirement; or

(d)	the disclosure or use is required or made by a member of the Institutional Sellers Group in relation to its ownership of any shares not sold pursuant to this liquidity event; or

(e)	the disclosure is made to professional advisers on a need-to-know basis and on the terms that the relevant Seller procures that such professional advisers comply with the confidentiality provisions as if they were a party to this Deed.

7.7	This deed may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this deed by e-mail attachment or telecopy shall be an effective mode of delivery.

7.8	Any notice, demand or other communication given or made or in connection with the matters contemplated by this deed shall be in writing and shall be delivered personally or sent by e-mail or prepaid first class post (air mail if posted to or from a place outside the United Kingdom):

to the Company:

Address:	Markit Group Holdings Limited 4th floor Ropemaker Place
25 Ropemaker Street London EC2Y 9LY
Attention:	Rony Grushka

To the Sellers:	to the addresses set out in schedule 1

To the Buyer:

Address:	Ogier Employee Benefit Trustee Limited as trustee of The Markit Group Holdings Limited Employee Benefit Trust Ogier House
The Esplanade St. Helier Jersey JE4 9WG
Attention:	Anne Flowers

and shall be deemed to have been duly given or made as follows:

(a)	if personally delivered, upon delivery at the address of the relevant party;

(b)	if sent by first class post, two Business Days after the date of posting;

(c)	if sent by air mail, five Business Days after the date of posting; and

(d)	if sent by e-mail, when dispatched provided a receipt of a non-delivery email is not received,

provided that if, in accordance with the above provisions, any such notice, demand or other communication would otherwise be deemed to be given or made after 5.00 p.m. on a Business Day such notice, demand or other communication shall be deemed to be given or made at 9.00 a.m. on the next Business Day.

7.9	A party may notify the other parties to this deed of a change to its name, relevant addressee, address or e-mail for the purposes of clause 7.8 provided that such notification shall only be effective on:

(a)	the date specified in the notification as the date on which the change is to take place; or

(b)	if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

7.10	This deed (and any dispute, controversy, proceedings, non-contractual obligations or claim of whatever nature arising out of, in any way relating to or in connection with this deed or its formation), shall be governed by and construed in accordance with English law.

7.11	The courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings, and/or to settle any disputes, which may arise out of or in connection with this deed (respectively, “Proceedings” and “Disputes”) and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England. This clause 7.11 is for the benefit of the Buyer, the Company and those of the Sellers that are resident in the UK (the “UK Sellers”) only. As a result, the Buyer, the Company and the UK Sellers shall not be prevented from taking Proceedings relating to a Dispute against any party who is not resident in the UK in any other courts with jurisdiction. To the extent allowed by law, the Buyer and/or the Company and/or the UK Sellers may take concurrent Proceedings in any number of jurisdictions.

7.12	Subject to clause 7.11, each of the Sellers, the Buyer and the Company irrevocably submits to the jurisdiction of the courts of England and waives any objection to Proceedings in any such court on the ground of venue or on the ground that Proceedings have been brought in an inconvenient forum. Each of the Sellers, the Buyer and the Company further irrevocably agrees that a judgement in any Proceedings or Disputes brought in any court referred to in clauses 7.11 and 7.12 shall be conclusive and binding upon the parties and may be enforced in the courts of any other jurisdiction.

7.13	Save in the case of fraud or fraudulent concealment, no party shall be entitled to rescind this deed in any circumstances.

IN WITNESS whereof this deed has been executed on the date first above written.

Executed as a deed	)
for and on behalf of	)
OGIER EMPLOYEE BENEFIT TRUSTEE LIMITED in its capacity as trustee of the Markit Group Holdings Limited Employee Benefit Trust	)
acting by

/s/ [illegible]
Authorised Signatory

/s/ [illegible]
Authorised Signatory

Executed as a deed	)
for and on behalf of	)
MARKIT GROUP HOLDINGS LIMITED	)
acting by		[/s/ Illegible]

In the presence of:

Witness signature:	/s/ Amy Vincent

Witness name:	AMY VINCENT
Witness address:	Ashurst LLP Broadwalk House 5 Appold Street

Witness occupation:	Trainee Solicitor

SELLERS

Signed as a deed under power of attorney for
WAQAS AHMAD		[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
KYLE BEAUCHAMP		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
LOUISE BORGENSTIERA		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
ELIZABETH BORST (MANKOWSKI))			[/s/ Illegible]
In the presence of:

Witness Signature:
/s /Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
MATTHIJS BROUWER		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
TRINA BROWN		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
DAVID CRAMMOND		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
SANDEEP DHINGRA		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
DORIAN DO		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
STEPHAN FLAGEL		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
AAMIR KHAN		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
MARK KNILL		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
SALMA GHANIA LAIDOUDI		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
BRIAN LOCASCIO		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
SIMON MARSHALL UNITT		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
DAVID MASON		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
ROBERT MASON		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
KIMIHIKO MATSUNO		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
FEMI ORANGUN		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
RICHARD MARK PADDLE		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
HENRI PEGERON		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
THOMAS PHILLIPS		)	[/s/Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
ANDREW PRENDERGAST		)	[/s/Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CAROLINE RHODES		)	[/s/Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
MICHAEL RUSSELL		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
GILES SARTON		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
ALISTAIR SYKES		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
TEEPWOOD LIMITED		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
REINO TRUUMES		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
DEB WINSON		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
FLORIS ALKEMADE		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
EDWARD BARLOW		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)	[/s/ Illegible]
MICHAEL BEDFORD		)
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
NIALL CAMERON		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
THOMAS CHARLESWORTH		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
ANDREW CHASEN		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
PENNY DAVENPORT		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
JAN DE ROECK		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
JAMES HESKETH PRICHARD		)	[/s/ Illegible]
In the presence of:

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CHARLES LONGDEN		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
TOM PRICE		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
MARY RODY		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
NISHUL SAPERIA		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
LEO SCHLINKERT		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
MELCHIOR VAN WIJLEN		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
MARC VISSER		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
NICOLA VON SCHROETER		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CHEYNE SPECIAL SITUATIONS FUND L.P.		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CHEYNE VISTA FUND LP		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CITIGROUP FINANCIAL PRODUCTS, INC.		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CITIGROUP GLOBAL MARKETS		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
COMMERZBANK AG (FRANKFURT BRANCH))			[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
COMMERZBANK AG (LONDON BRANCH))			[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CREDIT AGRICOLE CIB (FORMERLY CALYON))			[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
DB UK HOLDINGS LIMITED		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
GOLDMAN SACHS INTERNATIONAL		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
LABMORGAN CORPORATION		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
LABMORGAN INVESTMENT CORPORATION		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
THE GOLDMAN SACHS GROUP, INC.		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
THE ROYAL BANK OF SCOTLAND PLC		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
WF INVESTMENT HOLDINGS, LLC		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
TIM BARKER		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
TRUSTEES OF THE SETTLEMENT OF V. PRICE		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
JOHN PRICE		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR

Signed as a deed under power of attorney for		)
CARTLIDE MORLAND TRUSTEES LTD AND JOHN AIDAN JOSEPH PRICE		)	[/s/ Illegible]
In the presence of:		)

Witness Signature:
/s/ Amy Vincent
Witness Name:	Amy Vincent

Witness Address:	Ashurst LLP Broadwalk House 5 Appold Street London EC2A 2HA United Kingdom

Witness Occupation:	TRAINEE SOLICITOR